Summary of Significant Accounting Policies (Narrative) (Details) $ in Thousands	12 Months Ended
	Mar. 31, 2022 USD ($)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 USD ($) shares
Outstanding stock options | shares			470,000
Shipping and handling cost	$ 524	$ 523	$ 481
Aggregate net foreign currency transaction gain	$ (352)	$ (567)	$ (505)
Hong Kong, Dollars
Exchange rate per dollar	7.7904	7.7904	7.0246
China, Yuan Renminbi
Exchange rate per dollar	6.3924	6.4819	7.7904